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                                                                     EXHIBIT 4.1

FACE

   Number                                                              Shares
     DI

                           [LOGO OF DIGITAL INSIGHT]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN THE                        CUSIP 25385P 10 6
CITIES OF BOSTON, MA OR NEW YORK, NY

                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

                          DIGITAL INSIGHT CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
               [CORPORATE SEAL OF DIGITAL INSIGHT CORPORATION]

        /s/ Kevin McDonnell                      /s/ ILLEGIBLE SIGNATURE
             SECRETARY                                   PRESIDENT


COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
          TRANSFER AGENT AND REGISTRAR

BY   /s/ ILLEGIBLE SIGNATURE

                  AUTHORIZED SIGNATURE


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                        AMERICAN BANK NOTE COMPANY              JULY 30, 1999 fm
                        3504 ATLANTIC AVENUE
                        SUITE 12                                        062844fc
                        LONG BEACH, CA 90807
                        (562) 989-2333
                        (FAX) (562) 426-7450 12MX Proof ILLEGIBLE INITIALS REV 2
                                                        ------------------
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BACK

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ..................... Custodian ......................
        TEN ENT -- as tenants by the entireties                                       (Cust)                         (Minor)
        JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minors
                   survivorship and not as tenants                            Act ..................................................
                   in common                                                                         (State)
                                                          UNIF TRF MIN ACT -- ................... Custodian (until age ............)
                                                                                      (Cust)
                                                                         ................................... under Uniform Transfers
                                                                                      (Minor)
                                                                         to Minors Act .............................................
                                                                                                        (State)



    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                     X _________________________________________

                                     X _________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By__________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.


                             ---------------------------------------------------
                             AMERICAN BANK NOTE COMPANY         JULY 27, 1999 fm
                             3504 ATLANTIC AVENUE
                             SUITE 12                                   062844bk
                             LONG BEACH, CA 90807
                             (562) 989-2333
                             (FAX) (562) 426-7450   Proof ILLEGIBLE INITIALS NEW
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